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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: March 16, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

            TEXAS                                    74-1611874
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                           77084
         Houston, Texas                              (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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




ITEM 7. EXHIBITS

EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT MARCH 16, 2004


ITEM 9.    REGULATION FD DISCLOSURE


     The VICKSBURG has been awarded a contract by Chevron Offshore (Thailand) Limited ("Chevron") for a drilling program offshore Thailand. The rig will move to the Chevron drilling location immediately upon completing the drilling program on the current platform for ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI"). The EMEPMI contract for the VICKSBURG will be suspended upon completion of drilling on the current platform which is expected to be around May 15, 2004. The Chevron contract provides for a dayrate of $66,500. The VICKSBURG will remain on dayrate during the period required to relocate the rig from Malaysia to Thailand.

     Additional information with respect to the Company's Contract Status Summary at March 16, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ATWOOD OCEANICS, INC.
                                                      (Registrant)



                                                      /s/ James M. Holland
                                                      James M. Holland
                                                      Senior Vice President

                                                      DATE: March 16, 2004


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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

99.1              Contract Status Summary at March 16, 2004

                                                           EXHIBIT 99.1
                                              ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                         AT MARCH 16, 2004

 NAME OF RIG             LOCATION            CUSTOMER                    CONTRACT STATUS
------------             --------            --------                    ----------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig has commenced drilling the last well under its
                                             CO. LTD. ("JED")           drilling program for JED.  The drilling of the well
                                                                        should be complete in April 2004.  Immediately upon
                                                                        completing the JED contract, the rig will be moved to
                                                                        China to drill one well for Husky Oil China Ltd.
                                                                        Additional work is currently being pursued in
                                                                        Southeast Asia to follow the Husky well.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     In March 2004, the rig commenced a drilling program
                                             PTY. LTD. ("BHP") AND      for BHP and Apache, which includes three firm wells
                                             APACHE ENERGY  LIMITED     plus options to drill an additional four wells.
                                             ("APACHE")                 Drilling of the three firm wells is expected to take
                                                                        three to four months to complete.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on June 29, 2004.  Additional work will be
                                                                        pursued in Southeast Asia as well as other areas of
                                                                        the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         The rig is preparing to commence the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend from around
                                                                        150 to 180 days.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.


CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a drilling program
                                            PRODUCTION MALAYSIA INC.    (with an option by EMEPMI for one additional year),
                                            ("EMEPMI")                  with EMEPMI having the right to terminate the drilling
                                                                        program after one year.  The current contract will be
                                                                        suspended upon completion of drilling on the current
                                                                        platform (estimated around May 15, 2004).  Immediately
                                                                        upon completing its current drilling program, the rig
                                                                        will be moved to Thailand to commence a drilling
                                                                        program for Chevron Offshore (Thailand) Limited.  This
                                                                        program is expected to take approximately five months
                                                                        to complete.


ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      The rig is drilling the fifth of eight wells for
                                            BHD. ("PETRONAS")           Petronas.  This drilling program is expected to take
                                                                        until late June 2004 to complete.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the Petronas contract are being pursued in Malaysia
                                                                        as well as other areas outside of Malaysia.
SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       The rig is expected to complete its current contract
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      with UNOCAL in late March 2004.  Immediately upon
                                                                        completion of the contract the rig will commence a
                                                                        drilling program for Bois D' Arc Offshore, Ltd. which
                                                                        is expected to take approximately 90 days to complete.
MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.